ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class I	Ticker: MFTIX
Class O	Ticker: MFTOX

a series of Northern Lights Fund Trust

Supplement dated June 28, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated October 29, 2018,

as supplemented on June 14, 2019

Effective June 28, 2019, Phase Capital LP (“Phase”) and Centurion Investment Management, LLC (“Centurion”) will no longer serve as Sub-Advisers of the Altegris Managed Futures Strategy Fund. Therefore all references to Phase and Centurion are deleted from the Fund’s Prospectus and SAI as of that date.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated October 29, 2018, as supplemented on June 14, 2019. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.